                                                                   EXHIBIT 10.56

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A.   U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

     See HUD attachment(s) for '*' items
                  Final
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                              B.   TYPE OF LOANS:
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1. FHA                        2.   FMHA                 3.   CONV. UNINS.

4. VA                         5.   CONV. INS.
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6. FILE NUMBER                7.   LOAN NUMBER
   97050264
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8. MTG INS CASE NO
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C. NOTE This form is furnished to give you a statement of actual costs.
   Amounts paid to and by the settlement agent are shown.
   Items marked "(p.o.c.)" were paid outside the closing: they are shown here for informational purposes and are not included in the totals.
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D.    NAME OF BORROWER:  MEADOW VALLEY CONTRACTORS, INC.

               ADDRESS:  P.O. BOX 549, MOAPA, NV 89025
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E.      NAME OF SELLER:  WARM SPRINGS R.V. PARK, INC.

               ADDRESS:                                           TIN:
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F.      NAME OF LENDER:

               ADDRESS:
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G.    PROPERTY LOCATION:

                         APN: 690-210-013, MOAPA, NEVADA
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H.    SETTLEMENT AGENT:  STEWART TITLE OF NEVADA

               ADDRESS:  3800 HOWARD HUGHES PKWY,
                         #500 LAS VEGAS, NV 89109                 TIN:88-0072969
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I. PLACE OF SETTLEMENT:  STEWART TITLE OF NEVADA        Closing date:   11/24/97
               ADDRESS:  2950 STH. RAINBOW
                         #220 LAS VEGAS, N            Proration date:   11/24/97
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
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           J.  SUMMARY OF BORROWER'S TRANSACTION                               K.  SUMMARY OF SELLER'S TRANSACTION
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
400. GROSS AMOUNT DUE FROM BORROWER:                            400. GROSS AMOUNT DUE TO SELLER:
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401. Contract sales price                          225,000.00   401. Contract sales price                                225,000.00
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402. Personal property                                          402. Personal property
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403. Settlement charges to borrower(line 1400)         220.38   403.
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404.                                                            404.
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405.                                                            405.
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Adjustments for Items paid by seller in advance;                Adjustments for Items paid by seller in advance;
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406. City/town taxes               to                           406. City/town taxes               to
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407. County taxes         11/24/97 to 07/01/98         257.89   407. County taxes         11/24/97 to 07/01/98               257.89
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408. Assessments                   to                           408. Assessments                   to
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409.                                                            409.
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410.                                                            410.
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411.                                                            411.
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412.                                                            412.
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420. GROSS AMOUNT DUE FROM BORROWER:               225,478.27   420. GROSS AMOUNT DUE TO SELLER:                         225,257.89
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500. AMOUNTS PAID BY OR IN BEHALF OF BORROWER:                  500. REDUCTIONS IN AMOUNT DUE TO SELLER:
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501. Deposit or earnest money                       10,000.00   501. Excess deposit (see instructions)
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502. Principal amount of new loan(s)                            502. Settlement charges to seller(line 1400)              18,896.55
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503. Existing loan(s) taken subject to                          503. Existing loan(s) taken subject to
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504. Add'l Deposit from Buyer                      215,483.02   504. Payoff of first mortgage loan                       187,897.72
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505.                                                            505. Payoff of second mortgage loan
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506.                                                            506.
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507.                                                            507.
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508.                                                            508.
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509.                                                            509.
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Adjustment for Items unpaid by seller:                          Adjustment for Items unpaid by seller:
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510. City/town taxes               to                           510. City/town taxes               to
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511. County taxes                  to                           511. County taxes                  to
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512. Assessments                   to                           512. Assessments                   to
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513.                                                            513.
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514.                                                            514.
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515.                                                            515.
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516.                                                            516.
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517.                                                            517.
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518.                                                            518.
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519.                                                            519.
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520. TOTAL PAID BY/FOR BORROWER:                   225,483.02   520. TOTAL REDUCTION AMOUNT DUE SELLER:                  206,794.27
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600. CASH AT SETTLEMENT FROM/TO BORROWER:                       600. CASH AT SETTLEMENT TO/FROM SELLER:
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601. Gross amount due from borrower(line 120)      225,478.27   601. Gross amount due to seller(line 420)                 225,257.89
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602. Less amounts paid by/for borrower(line 220)   225,483.02   602. Less total reductions in amount due seller(line 520) 206,794.27
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603. CASH (   FROM)  ( X  TO) BORROWER:                  4.75   603. CASH ( X TO)    (   FROM) SELLER                      18,463.62
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

????? FORM 1099 SELLER STATEMENT - The information contained in Blocks E,G,H, and I and online 401 (or, if line 401 is asterisked lines 403 and 404) is important tax information is being furnished to the Internal Revenue Service. If you are required to file a return, a negligence penalty or other sanction will be imposed on you if this item is required to be reported and the IRS determines that it has not been reported.

????? INSTRUCTION - If this real estate was your principal residence, file Form 2119. Sale or Exchange of Principal residence, for any gain, with your income tax return for other ?????, complete the applicable parts of Form 4797, Form 6252 and/or Schedule D (Form 1040).

????? are required by law to provide _______________________________ with your correct taxpayer Identification number.

????? you do not provide __________________________________ with your correct taxpayer Identification number, you may be subject to civil or criminal penalties.

Per penalties of purgery I certify that the number shown on this statement is my correct taxpayer identification number.

                                                                                                           PAGE 2 OF OMB No. 2502-02
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File 97050264       See HUD attachment(s) for '*' items                                  PAID FROM          PAID FROM
Final                      L. SETTLEMENT CHARGES                                         BORROWER'S          SELLER'S
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                                                                                           FUNDS              FUNDS
700. TOTAL SALES/BROKER'S COMMISSION Based on  $        @       %                      AT SETTLEMENT      AT SETTLEMENT
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
     Division of Commission (line 700) as follows:
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701.                                             to
702.                                             to
Commission paid at settlement
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704.                                             to
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800.  ITEMS PAYABLE IN CONNECTION WITH LOAN.
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801.  Loan Origination fee                        %
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802.  Loan Discount                               %
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803.  Appraisal fee                              to
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804.  Credit Report                              to
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805.  Lender's Inspection fee                    to
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806.  Mortgage Insurance application fee         to
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807.  Assumption Fee                             to
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808.                                             to
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809.                                             to
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810.                                             to
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811.                                             to
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812.                                             to
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900. ITEMS REQUIRED BY LENDER TO BE PAID IN ADVANCE.
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901. Interest from                   to              @$    /day
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902. Mortgage Insurance premium for         mo:  to
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903. Hazard Insurance premium for          yrs:  to
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904.                                             to
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905.
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1000. RESERVES DEPOSITED WITH LENDER
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1001. Hazard Insurance                               mo.@$          per mo.
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1002. Mortgage Insurance                             mo.@$          per mo.
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1003. City property taxes                            mo.@$          per mo.
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1004. County property taxes                          mo.@$          per mo.
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1005. Annual assessments (Maint.)                    mo.@$          per mo.
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1006.                                                mo.@$          per mo.
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1007.                                                mo.@$          per mo.
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1008.                                                mo.@$          per mo.
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1100. TITLE CHARGES:
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1101. Settlement or closing fee                  to    STEWART TITLE OF NEVADA                212.38             212.38
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1102. Abstract of title search                   to
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1103. Title examination                          to
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1104. Title Insurance binder                     to
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1105. Document preparation                       to
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1106. Notary fee                                 to
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1107. Attorney's fee to                          to
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     (includes above items No.:
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1108. Title Insurance                            to    STEWART TITLE OF NEVADA                                   897.50
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     (includes above items No.:
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1109. Lender's coverage                             $
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1110. Owner's coverage             225,000.00       $      897.50
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1111. RECONVEYANCE FEE                           to    STEWART TITLE OF NEVADA                                   100.00
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1112.                                            to
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1113.                                            to
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1114.                                            to
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1200. GOVERNMENT RECORDING AND TRANSFER CHARGES
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1201. Recording fee:           Deed $    8.00  Mrtg $           Rel.$    7.00                   8.00               7.00
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1202. City/county tax/stamps;  Deed $          Mrtg $
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1203. State tax/stamps;        Deed $  562.50  Mrtg $                                                            562.50
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1204.                                            to
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1205.                                            to
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1206.                                            to
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1300. ADDITIONAL SETTLEMENT CHARGES
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1301. Survey                                     to
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1302. Pest Inspection                            to
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1303.                                            to
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1304.                                            to
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1305. See HUD attachment                         to                                                      *    17,117.17
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1400. TOTAL SETTLEMENT CHARGES  (entered on lines 103, Section I and 502, Section k)          220.38          18,896.55
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

                                 CERTIFICATION

I have carefully reviewed the HUD-1 Settlement Statement and to the best of my knowledge and belief, it is a true and accurate statement of all receipts and disbursements made on my account or by me in this transaction. I further certify that I have received a copy of HUD-1 Settlement Statement.
_______________________________                  _______________________________
_______________________________                  _______________________________
Borrowers                                        Sellers
The HUD-1 Settlement, Statement which I have prepared is a true and accurate account of this transaction. I have caused or will cause the funds to be disbursed in accordance with this statement.

_______________________________                  _______________________________
Settlement Agent                                 Date

WARNING: It is a crime to knowingly make false statements to the United States on this or any other similar form Penalties

HUD-2 Settlement Statement Attachment, Page 1

File number.....:   97050264
Buyer(s)........:   MEADOW VALLEY CONTRACTORS, INC.
Seller(s).......:   WARM SPRINGS R.V. PARK, INC.
Lender..........:      Loan Number:
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                        Continued From HUD Form Page 2
         Borrower's Adjustments                   Seller's Adjustments

-1305-                              -1305-
                                    CHARLES AND CAROL WILLIAMS
                                     to CHARLES WILLIAMS AND            5,000.00
                                    DELINQUENT TAXES
                                     to CLARK COUNTY TREASURER          2,177.17
                                    EARLY RELEASE OF FUNDS
                                     to DENNIS PULSIPHER               10,000.00
                                                               -----------------
                                    Total for HUD line 1305:           17,117.17

                           GRANT, BARGAIN SALE DEED
Affix RPTT $  562.50
            ---------

FOR VALUABLE CONSIDERATION the receipt of which is hereby acknowledged WARM SPRINGS R.V.PARK, INC., a NEVADA CORPORATION

do(es) hereby Grant, Bargain, Sell and convey to MEADOW VALLEY CONTRACTORS,
 INC., a Nevada corporation

all that real property situate in the _____________________ County of CLARK State of Nevada, bounded and described as follows:


"FOR FULL LEGAL DESCRIPTION, SEE EXHIBIT "A" ATTACHED HERETO AND BY REFERENCE MADE A PART HEREOF"


A.P.N-:  609-210-013
        --------------
SUBJECT TO: 1.  Taxes for fiscal year 1997 - 1998.

            2. Reservations, restrictions and conditions if any; rights of way and easements either of record or actually existing on said premises.

Together with all and singular the tenements, hereditaments and appurtenances thereto belonging in otherwise appertaining.

DATED:  November 05,1997
       -------------------------
WARM SPRING R.V. PARK, INC.

 /s/ Dennis Pulsipher
--------------------------------       _____________________________
BY: DENNIS PULSIPHER, PRESIDENT
________________________________       _____________________________
________________________________       _____________________________

STATE OF NEVADA
COUNTY OF     Clark    }  "
          ------------

On November 12, 1997
------------------------------
before me, the undersigned,            ESCROW NO.
a Notary Public in and for             ORDER NO.   } 97050264
                                                     --------------
said County and State,
personally appeared
BY: Dennis Pulsipher                   WHEN RECORDED MAIL TO: Meadow Valley Con-
______________________________                                ------------------
                                       tractors, Inc., P.O. Box 549, Moapa, NV
______________________________         -----------------------------------------
                                       89025
______________________________         -----------------------------------------
                                       _________________________________________
______________________________

known to me to be the person(s)
described in and who executed the
foregoing instrument, who acknow-
ledged to me that he executed the
same freely and voluntarily and
for the uses and purposes
therein mentioned.

WITNESS my hand and official seal.

 SIGNATURE ILLEGIBLE
------------------------

[STAMP APPEARS HERE]

                                  EXHIBIT "A"
                                  -----------


PARCEL I:

That portion of the Northwest Quarter (NW 1/4) of said Section 2, lying Southerly and Westerly of U.S. Highway No. 93, and Northerly and Westerly of the Muddy River.

EXCEPTING THEREFROM all that portion of said land lying Northerly of Riverview Road, as conveyed to Clark County by Deed recorded March 16, 1978 as Document No. 819125.

PARCEL II:

That portion of the North Half (N 1/2) of the Southwest Quarter (SW 1/4) of said
Section 2, lying Northerly of the Los Angeles and Salt Lake Railroad right of way, and Westerly of the Muddy River.

EXCEPTING THEREFROM all state, County and Federal road and highways from both Parcels 1 and 2.


                                                                       [STAMP]